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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 INERGY,  L.P.
             (Exact Name of Registrant as Specified in its Charter)

                DELAWARE                                 APPLIED FOR
(State of Incorporation or Organization)      (IRS Employer Identification No.)

                            1101 WALNUT, SUITE 1500
                          Kansas City, Missouri 64106

             (Address of Principal Executive Offices and Zip Code)

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

     Securities Act registration statement file number to which this form relates: 333-56976.

     Securities to be registered pursuant to Section 12(b) of the Act:

                                      None
                                (Title of Class)

     Securities to be registered pursuant to Section 12(g) of the Act:

          Title of Each Class            Name Of Each Exchange On Which
          To Be So Registered            Each Class Is To Be Registered
          -------------------            ------------------------------
      Common Units representing                 Nasdaq National Market
      limited partner interests
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     A description of common units representing limited partner interests in Inergy, L.P. (the "Registrant") is set forth under the captions "Prospectus Summary," "Cash Distribution Policy," "Description of the Common Units," "The Partnership Agreement" and "Tax Considerations" in the prospectus which constitutes a part of the Registrant's Registration Statement on Form S-1 (Registration No. 333-56976) (the "Form S-1 Registration Statement") filed with the Securities and Exchange Commission on March 14, 2001. Such prospectus, in the form in which it is so filed, shall be deemed to be incorporated herein by reference.

ITEM 2.   EXHIBITS.

     The following exhibits to this Registration Statement on Form 8-A are incorporated by reference from the documents specified which have been filed with the Securities and Exchange Commission.

 Exhibit No.                       Description
 -----------                       -----------
      1. Registrant's Registration Statement on Form S-1, (Registration No. 333-56976), as filed with the Securities and Exchange Commission on March 14, 2001 -- incorporated herein by reference.

      2. Certificate of Limited Partnership of the Registrant -- incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement.

      3. Amended and Restated Agreement of Limited Partnership of the Registrant --incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement.
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              INERGY, L.P.

                              By:  INERGY GP, LLC
                                   its Managing General Partner

                              By:  /S/ JOHN J. SHERMAN
                                   -------------------------------
                              Name:  John J. Sherman
                              Title:  President


Date:  March 14, 2001
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                               INDEX TO EXHIBITS


 Exhibit No.                       Description
 -----------                       -----------
      1. Registrant's Registration Statement on Form S-1, (Registration No. 333-56976), as filed with the Securities and Exchange Commission on March 14, 2001 -- incorporated herein by reference.

      2. Certificate of Limited Partnership of the Registrant -- incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement.

      3. Amended and Restated Agreement of Limited Partnership of the Registrant --incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement.